                                 SECOND AMENDMENT TO
                     THIRD AMENDED AND RESTATED CREDIT AGREEMENT


    THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment"), dated as of October 29, 1997 is entered into among PETsMART, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (the "Lenders") and NATIONSBANK OF TEXAS, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").


                                      BACKGROUND

    A. The Company, the Lenders and the Administrative Lender heretofore entered into that certain Third Amended and Restated Credit Agreement, dated as of April 18, 1997, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of August 6, 1997 (as amended, the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

    B. The Company, the Lenders and the Administrative Lender desire to amend the Credit Agreement.

    NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Company, the Lenders and the Administrative Lender covenant and agree as follows:

    1.   AMENDMENTS.

         (a) The following definitions are added to SECTION 1.1 of the Credit Agreement in proper alphabetical order:

              "CAPITALIZATION" means Total Debt plus Stockholder's Equity.

              "CONVERTIBLE SUBORDINATED NOTES" means convertible subordinated notes to be issued by the Company pursuant to the terms of the prospectus which is attached hereto as Exhibit F, which Exhibit F is incorporated herein by reference, for the purpose of describing such notes, with only such amendments, modifications, or waivers that are acceptable to Majority Lenders.

              "DEBT RATIO" means, as of any date of determination, for the Company and its Subsidiaries, on a consolidated basis, the ratio of

         (a) Total Debt as of the date of determination plus (i) the sum of lease expense pursuant to Operating Leases (such lease expense to be in an amount equal to the product of lease expense pursuant to Operating Leases for the four fiscal quarters immediately preceding the date of determination multiplied by eight) minus (ii) cash and Cash Equivalents in aggregate amount in excess of $50,000,000 to
         (b) EBITDA for the four fiscal quarters immediately preceding the date of determination plus lease expense pursuant to Operating Leases for the four fiscal quarters immediately preceding the date of determination.

              "STOCKHOLDER'S EQUITY" means stockholder's equity of the Company and its Subsidiaries as from time to time stated and described in the consolidated financial statements and consolidated balance sheets provided to the Lenders by the Company and prepared under GAAP.

              "WORKING CAPITAL" means (a) the sum of the Company's cash and Cash Equivalents of the Company and its Subsidiaries (1) IN EXCESS OF $50,000,000, plus (b) the sum of trade receivables and inventory minus trade payables of the Company and its Subsidiaries.

         (b) Section 2.3(a) of the Credit Agreement is hereby amended to read as follows:

              "(a) COMMITMENT FEE. Subject to Section 10.9 hereof, the Company agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) based on the daily average unused portion of the Commitment (subject to Section 10.9 hereof, computed on the basis of a year of 360-day year for the actual number of days elapsed) at the following per annum percentages, applicable in the following situations:


                     Applicability                                   Percentage
                    ---------------                                  ----------

          (A) If the Fixed Charges Coverage Ratio is greater          0.200%
              than or equal to 2.00 to 1

          (B) If the Fixed Charges Coverage Ratio is less than        0.300%
              2.00 to 1 but is equal to or greater than 1.75
              to 1

          (C) If the Fixed Charges Coverage Ratio is less than        0.350%
              1.75 to 1 but is equal to or greater than 1.50
              to 1

          (D) If the Fixed Charges Coverage Ratio is less than        0.375%
              1.50 to 1 but is greater than or equal to 1.25
              to 1

          (E) If the Fixed Charges Coverage Ratio is less than        0.400%
              1.25 to 1


         For purposes of calculation of the commitment fee, Letters of Credit outstanding from time to time will reduce the unused portion of the Commitment. The commitment fee shall be subject to reduction or increase, as applicable and as set forth above, on a quarterly basis according to the performance of the Company as tested by the Fixed Charges Coverage Ratio. Any such increase or decrease in such fee shall be effective on the fifth day following the date of receipt by the Administrative Lender of the financial statements required pursuant to Section 6.14(a) or 6.14(b) hereof, as appropriate. If such financial statements are not received by the fifth day following the date required, the commitment fee shall be determined as if the Fixed Charges Coverage Ratio is less than 1.25 to 1 until such time as such financial statements are received. From and including
         October 29, 1997 to the date of the initial adjustment of the commitment fee to be made as provided above, the percentage shall be 0.375%."

         (c) The definition of "APPLICABLE MARGIN" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

              "APPLICABLE MARGIN' shall mean the following per annum percentages, applicable in the following situations:


                               Applicability                        LIBOR Margin
                               -------------                        -----------

               (i)     If the Fixed Charges Coverage Ratio is equal   0.500%
                       to or greater than 2.00 to 1

               (ii)    If the Fixed Charges Coverage Ratio is         0.750%
                       less than 2.00 to 1 but is equal to or
                       greater than 1.75 to 1

               (iii)   If the Fixed Charges Coverage Ratio is         0.875%
                       less than 1.75 to 1 but is equal to or
                        greater than 1.50 to 1

               (iv)    If the Fixed Charges Coverage Ratio is         1.125%
                       less than 1.50 to 1 but is greater than
                       or equal to 1.25 to 1

               (v)     If the Fixed Charges Coverage Ratio is less    1.500%
                       than 1.25 to 1

         The Applicable Margin payable by the Company on the Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the Fixed Charges Coverage Ratio; PROVIDED, that each adjustment in the Applicable Margin shall be effective as of the fifth day following the date of receipt by the Administrative Lender of the financial statements required pursuant to Section 6.14(a) or 6.14(b) hereof, as appropriate. If financial statements of the Company (and corresponding Quarterly Compliance Certificate setting forth the Fixed Charges Coverage Ratio) are not received by the Administrative Lender by the fifth day following the date required pursuant to
         Section 6.14(a) or 6.14(b) hereof, as appropriate, the Applicable Margin shall be determined as if the Fixed Charges Coverage Ratio is less than 1.25 to 1 until such time as such financial statements and Quarterly Compliance Certificate are received. The Applicable Margin from and including October 29, 1997 to the date of the initial adjustment to be made therein as provided above shall be 1.125%. If, on or at any time after April 29, 1998, the Company has a rating of BB or better from S&P or Ba2 or better from Moody's, and the Fixed Charge Coverage Ratio is less than 2.00 to 1 but equal to or greater than
         1.25 to 1, then the LIBOR Margin then in effect shall be reduced by subtracting 0.125 therefrom. Any decrease or increase in the LIBOR Margins based on a change in the Company's rating by S&P or Moody's shall be effective as of the fifth day following any such change in the rating which requires a change in the LIBOR Margin used to calculate the Applicable Margin."

         (d) Section 6.2 of the Credit Agreement is amended by the addition of the following prior to the period at the end of Section 6.2:

         ", (j) Indebtedness of Foreign Subsidiaries not in excess of $25,000,000 in the aggregate, (k) Indebtedness in respect of the Convertible Subordinated Notes; and (l) subordinated debt issued at all times under terms acceptable to Majority Lenders, provided that (i) no Default or Event of Default exists immediately prior to or after incurring such Indebtedness, and (ii) the Company is in compliance with all covenants under this Agreement on an actual and a pro forma basis"

         (e) Section 6.7(g) of the Credit Agreement is hereby amended to read as follows:

              "(g)(i)   Investments in Foreign Subsidiaries which have not
         executed a Subsidiary Guaranty not to exceed $40,000,000 in aggregate amount (excluding Investments in Foreign Subsidiaries shown on SCHEDULE IV hereto) provided that (A) no Default or Event of Default shall have occurred or be continuing or would occur after giving effect thereto and (B) the Administrative Lender has been granted a first priority security interest in 65% of the capital stock of such Foreign Subsidiary pursuant to a Pledge Agreement, and"

         (f) Section 6.1(b) of the Credit Agreement is hereby amended to read as follows:

              "(b) FIXED CHARGES COVERAGE RATIO. The Fixed Charges Coverage Ratio shall not be less than (i) 1.20 to 1 at the end of any fiscal quarter of the Company through fiscal year 1998, (ii) 1.25 to 1 at the end of any fiscal quarter of the Company thereafter through the end of the fiscal year 1999, (iii) 1.35 to 1 at the end of any fiscal quarter of the Company thereafter through the end of fiscal year 2000, and
         (iv) 1.40 to 1 at the end of any fiscal quarter of the Company thereafter."

         (g) Section 6.1(e) of the Credit Agreement is hereby amended to read as follows:

              "(e) DEBT RATIO.  The Debt Ratio shall not be more than (i)
         6.75 to 1 at the end of any fiscal quarter of the Company through fiscal year 1998, and (ii) 6.0 to 1 at the end of any fiscal quarter of the Company thereafter."

         (h) The Quarterly Compliance Certificate is hereby amended to be in the form of EXHIBIT "A" to this Second Amendment.

         (i) Section 6.1(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

              "(c) TOTAL DEBT TO CAPITALIZATION. The ratio of Total Debt to Capitalization shall at no time be greater than .50 to 1."

         (j) Section 6.1(d) of the Credit Agreement is hereby amended to read as follows:

              "CAPITAL EXPENDITURES. Capital Expenditures (excluding any Capital Expenditures in respect of any (i) Capital Leases and
         (ii) Acquisitions, permitted pursuant to Section 6.8 hereof) paid or incurred during any fiscal year of the Company set forth below shall not exceed the amount set forth below:

              Fiscal Year ending 1/31/98               $75,000,000
              any Fiscal Year ending thereafter        $85,000,000"

         (k) Section 6.5(a) of the Credit Agreement is amended in its entirety to read as follows:

              "(a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up; or sell, lease, abandon, assign, or otherwise dispose of all or any part of its assets, properties or business, except (i) immaterial sales or dispositions of assets in the ordinary course of business, including dispositions of obsolete or useless assets, (ii) disposition of assets, including capital stock, of the Company or any Subsidiary, provided that (A) the aggregate value of the assets disposed of from October 29, 1997, through the date of any such disposition, including the value of assets to be disposed of by such disposition, shall not exceed, as of the date of such disposition, 10% of the consolidated value of the assets of the Company and the Subsidiaries calculated as the greater of book value and fair market value of such consolidated assets, (B) the disposition of such assets does not result in the release or disposition of collateral or guaranties securing the Company's obligations hereunder, and (C) 100% of the proceeds of such disposition shall be applied to prepay Advances hereunder, (iii) sale-leaseback transactions in which the consideration received is at least equal to the fair market value of the asset sold or (iv) the Company's Ennis warehouse and underperforming or replacement stores listed on Schedule 6.5 hereto and related inventory and inventory and fixtures related to the discontinuance of Discovery Centers and 3 Dog Bakeries. Notwithstanding the foregoing, a wholly owned Subsidiary of the Company may be dissolved or liquidated, so long as such Subsidiary owns no assets and conducts no business; or"

         (l) Section 10.2(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

              "(a) If to the Company:

                   PETsMART, Inc.
                   19601 North 27th Avenue
                   Phoenix, Arizona  85027

                   Attention:     Chief Financial Officer

              with a copy to:

                   Cooley Godward L.L.P.
                   5 Palo Alto Square
                   3000 El Camino Real
                   Palo Alto, California  94306

                   Attention:  Pamela J. Martinson"

         (m) A new Subsection 6.1(f) is hereby added to Section 6.1 of the Credit Agreement and shall read as follows:

              "(f) BORROWING BASE. Notwithstanding any of the terms of this Agreement, until the Company has achieved a Fixed Charges Coverage Ratio in excess of 1.40 to 1 for two consecutive fiscal quarters after the conclusion of the third fiscal quarter of 1997, no Advance shall be made to the Company and the Company shall not request any Advance hereunder to the extent that such Advance would cause (i) the sum of (A) Advances hereunder, plus
         (B) Reimbursement Obligations, plus (C) outstanding Advances under the Amended and Restated Credit Agreement dated as of April 18, 1997 among Arizona Funding Corporation and certain lenders, including Administrative Lender, to exceed (ii) 50% of Working Capital."

         (n) The Credit Agreement is hereby amended by adding the prospectus attached to this Second Amendment as Exhibit B as a new Exhibit F.

         (o) Section 4.2 of the Credit Agreement is hereby amended by replacing the reference to "Section 2.2(a)" therein with "Section 2.2".

    2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Company represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1 and the issuance of the Convertible Subordinated Notes:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) The Company has full power and authority to execute and deliver this Second Amendment, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

         (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Company) is required for the execution, delivery or performance by Company of this Second Amendment.

    3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of the date first above written, subject to the following:

         (a) The Administrative Lender shall have received counterparts of this Second Amendment executed by the Lenders comprising the Majority Lenders;

         (b) The Administrative Lender shall have received counterparts of this Second Amendment executed by the Company and acknowledged by each Guarantor (as hereinafter defined);

         (c) The Administrative Lender shall have received a certified corporate resolution of the Board of Directors of the Company authorizing the execution, delivery and performance of this Second Amendment;

         (d) Prior to December 1, 1997, the Company shall have issued Convertible Subordinated Notes in the aggregate amount of at least $150,000,000;

         (e) The Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require; and

         (f) The Administrative Lender shall have received for the account of each Lender a consent fee in an amount equal to the product of (i) 0.05 multiplied by (ii) such Lender's portion of the Commitment.

    4.   REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

    5. COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

    6. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Subsidiary executing a Subsidiary Guaranty (a "Guarantor") (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrowers of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and

(d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

    7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

    8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Company and each Lender and their respective successors and assigns.

    9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

    10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                      REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

    IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

COMPANY:                          PETsMART, INC.



                                  By:   /s/ Susan C. Schnabel
                                        ----------------------------------------
                                        Name: SUSAN C. SCHNABEL
                                             -----------------------------------
                                        Title: CFO
                                              ----------------------------------

ADMINISTRATIVE LENDER:            NATIONSBANK OF TEXAS, N.A., as Administrative
                                  Lender



                                  By:   /s/ Frank M. Johnson
                                        ---------------------------------------
                                        Name: FRANK M. JOHNSON
                                             ----------------------------------
                                        Title: SENIOR VICE PRESIDENT
                                              ---------------------------------

ISSUING BANK:                     NATIONSBANK OF TEXAS, N.A., as Issuing Bank



                                  By:   /s/ Frank M. Johnson
                                        ---------------------------------------
                                        Name:  FRANK M. JOHNSON
                                             ----------------------------------
                                        Title: SENIOR VICE PRESIDENT
                                              ---------------------------------


LENDERS:                          NATIONSBANK OF TEXAS, N.A.,
                                  Individually



                                  By:   /s/ Frank M. Johnson
                                        ---------------------------------------
                                        Name:  FRANK M. JOHNSON
                                             ----------------------------------
                                        Title: SENIOR VICE PRESIDENT
                                              ---------------------------------

                                  WELLS FARGO BANK, N.A.



                                  By:  /s/  Edith R. Lim
                                       ----------------------------------------
                                       Name: EDITH R. LIM
                                             ----------------------------------
                                       Title: Vice President
                                             ----------------------------------


                                  By:   /s/ Steven A. Newell
                                        ---------------------------------------
                                        Name: STEVEN A. NEWELL
                                             ----------------------------------
                                        Title: Assistant Vice President
                                              ---------------------------------

                                  NORWEST BANK COLORADO, N.A.


                                  By:   /s/ Karen D. Handy
                                        ---------------------------------------
                                        Name: Karen D. Handy
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                  NEW YORK BRANCH



                                  By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                  By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                  ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH



                                  By:   /s/ Ellen M. Coleman
                                        --------------------------------------
                                        Name:  ELLEN M. COLEMAN
                                             ---------------------------------
                                        Title: VICE PRESIDENT/DIRECTOR
                                              --------------------------------


                                  By:   /s/ John A. Miller
                                        --------------------------------------
                                        Name:  JOHN A. MILLER
                                             ---------------------------------
                                        Title: GROUP VICE PRESIDENT
                                              --------------------------------

                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS
                                  ANGELES AGENCY



                                  By:   /s/ Vicente L. Timiraos
                                        --------------------------------------
                                        Name:  VICENTE L. TIMIRAOS
                                             ---------------------------------
                                        Title: SVP & Sr. MGR
                                              --------------------------------

                                  THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                  By:   /s/ T. Morgan Edwards II
                                        -------------------------------------
                                        Name:  T. Morgan Edwards II
                                             --------------------------------
                                        Title: Deputy General Manager
                                              -------------------------------


                                  By:   /s/ Bryan Read
                                        -------------------------------------
                                        Name: Bryan Read
                                             --------------------------------
                                        Title: Vice President
                                              -------------------------------

                                  U.S. BANK NATIONAL ASSOCIATION



                                  By:   /s/ David Y. Kopolow
                                        -------------------------------------
                                        Name: DAVID Y. KOPOLOW
                                             --------------------------------
                                        Title:  VICE PRESIDENT
                                             --------------------------------

                                  CORESTATES BANK, N.A.



                                  By:   /s/ John A. Ginter
                                        -------------------------------------
                                        Name: John A. Ginter
                                             --------------------------------
                                        Title: AVP
                                              -------------------------------

                                  FLEET NATIONAL BANK



                                  By:   /s/ Thomas J. Bullard
                                        -------------------------------------
                                        Name: THOMAS J. BULLARD
                                             --------------------------------
                                        Title: VICE PRESIDENT
                                              -------------------------------

                                  THE SUMITOMO BANK OF CALIFORNIA



                                  By:   /s/ Matthew Van Steenhuyse
                                        -------------------------------------
                                        Name: MATTHEW VAN STEENHUYSE
                                             --------------------------------
                                        Title: VICE PRESIDENT
                                             --------------------------------

                                  THE BANK OF NOVA SCOTIA



                                  By:   /s/ John Quick
                                        -------------------------------------
                                        Name: John Quick
                                             --------------------------------
                                        Title: Sr.: Relationship Manager
                                              ----------------------------------

                                  THE SAKURA BANK, LIMITED



                                  By:  /s/ Ofusa Sato
                                       -----------------------------------------
                                       Name: Ofusa Sato
                                            ------------------------------------
                                       Title: Senior Vice President &
                                             -----------------------------------
                                                Assistant General Manager

                                  CREDIT LYONNAIS LOS ANGELES BRANCH



                                  By:  /s/ Dianne M. Scott
                                       ---------------------------------------
                                      Name: Dianne M. Scott
                                           -----------------------------------
                                      Title: Vice President and Manager
                                            ----------------------------------


                                  THE DAI-ICHI KANGYO BANK, LTD., LOS ANGELES
                                  AGENCY



                                  By:   /s/ Masatsugu Morishita
                                        --------------------------------------
                                        Name:  MASATSUGU MORISHITA
                                             ---------------------------------
                                        Title:  SR. VICE PRESIDENT &
                                              --------------------------------
                                                JOINT GENERAL MANAGER

                                  BANK OF MONTREAL



                                  By:
                                      ---------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


ACKNOWLEDGED AND AGREED TO:

THE WEISHEIMER COMPANIES, INC.



By:  /s/ C. Donald Dorsey
    ----------------------------------
    Name:  C. Donald Dorsey
           ---------------------------
    Title: SVP
           ---------------------------

PETSTUFF, INC.



By: /s/ C. Donald Dorsey
    ---------------------------------
    Name:  C. Donald Dorsey
           ---------------------------
    Title:  SVP
           ---------------------------


SPORTING DOG SPECIALTIES, INC.



By:   /s/ C. Donald Dorsey
    ----------------------------------
    Name:  C. Donald Dorsey
           ---------------------------
    Title:  SVP
           ---------------------------

THE PET FOOD GIANT, INC.



By:  /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title: E.V.P.
         ----------------------------


PETSTUFF CANADA (USA) HOLDINGS, INC.



By: /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title: E.V.P.
         ----------------------------


PETSTUFF NOVA SCOTIA, INC.



By:  /s/  C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title: E.V.P.
         ----------------------------

STATE LINE TACK, INC.



By: /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
    Title: E.V.P.
          ---------------------------

PETSMART VETERINARY SERVICES INC.



By: /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title: E.V.P.
         ----------------------------

PACIFIC COAST DISTRIBUTING, INC.



By: /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title: SVP
         ----------------------------


STATE LINE TACK OF TEXAS, INC.



By: /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title: EVP
         ----------------------------


NATIONAL BRIDLE SHOP, INC.



By: /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title: EVP
         ----------------------------


SPAT PRODUCTIONS, INC.



By: /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title:  EVP
         ----------------------------

3003300 NOVA SCOTIA COMPANY



By: /s/ C. Donald Dorsey
   ----------------------------------
   Name: C. Donald Dorsey
        -----------------------------
   Title:  EVP
         ----------------------------

                                      EXHIBIT A

                           QUARTERLY COMPLIANCE CERTIFICATE

To: NationsBank of Texas, N.A as Administrative Lender for the Lenders parties to the Credit Agreement

From:    PETsMART, Inc.

Date:     ___________________, 19____

Re: Third Amended and Restated Credit Agreement, dated as of April 18, 1997 ("Credit Agreement"), among PETsMART, Inc. ("Company"), the Lenders parties thereto, and NationsBank of Texas, N.A., as a Lender and as Administrative Lender

    This Quarterly Compliance Certificate is delivered pursuant to
Section 6.13(e) of the Credit Agreement. All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined. For purposes hereof, section references herein relate to sections of the Credit Agreement, and bracketed amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Credit Agreement.

    1. COVENANT CALCULATIONS. Demonstration of compliance with certain covenants contained in Article VI of the Credit Agreement.

 A.  SECTION 6.1(b).  Fixed Charges Coverage Ratio
     (determined for the four fiscal quarters ending on the date of calculation).

     1.   Minimum Ratio at each fiscal quarter
          during the periods indicated below:

          Up to and including the last fiscal                       1.20 to 1
          quarter of fiscal year 1998

          During fiscal year 1999                                   1.25 to 1

          During fiscal year 2000                                   1.35 to 1

          Each fiscal quarter thereafter                            1.40 to 1

     2.   Actual Fixed Charge Coverage Ratio:

          a.   EBITDA

               (i)    Net profit before Taxes          $ ___________

               (ii)   One-time charges to operating    $ ___________
                      income with respect to costs
                      related to Pooling Acquisitions
                      not to exceed, together with
                      Acquisition Consideration
                      (other than capital stock of
                      the Company) and Capital
                      Expenditures paid or incurred
                      with such Acquisitions, during
                      each fiscal year, 15% of
                      Tangible Net Worth

               (iii)  One-time operating and           $ ___________
                      restructuring charge for
                      fiscal quarter ending
                      August 3, 1997 (not to
                      exceed $65,000,000)

               (iv)   Depreciation and amortization    $ ___________
                      expense

               (v)    Non-cash items deducted in the   $ ___________
                      calculation of net operating
                      income

              (vi)    Interest expense (including     $ ___________
                      interest expense pursuant to
                      Capital Leases and net of
                      interest and other investment
                      income)

               (vii)  Net extraordinary losses         $ ___________
                      included in the
                      calculation of net
                      operating income

               (viii) Net extraordinary gains          $ ___________
                      included in the
                      calculation of net
                      operating income

               (ix)   EBITDA                                          $_________
                      [(i) + (ii) + (iii) + (iv) +
                      (v) + (vi) + (vii) - (viii)]

          b.   Lease payments payable pursuant to      $ ___________
               Operating Leases


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

          c.   All principal, interest, and other      $ __________
               amounts payable with respect to
               Total Debt

          d.   Actual Fixed Charge Coverage Ratio                      ___ to 1
                    [(a) + (b)/(b) + (c)]

 B.  SECTION 6.1(c).  Total Debt to Capitalization
     Ratio.

     1.   Maximum Total Debt to Capitalization                       .50 to 1
          Ratio:

     2.   Actual Total Debt to Capitalization
          Ratio:

          a.   Total Debt (from E.2.(i)(e))                          $_________

          b.   Stockholders Equity                                   $_________

          c.   Actual Total Debt to Capitalization                   ____ to 1
               Ratio [(a)/(b) + (a)]

 C.  SECTION 6.1(d).  Maximum Capital Expenditures.

     1.   Maximum Capital Expenditures (excluding
          Capital Expenditures related to Capital
          Leases and Acquisitions permitted
          pursuant to Section 6.8) during each
          fiscal year below:

          Fiscal Year
          -----------

          Ending 1/31/98                                            $75,000,000

          Ending 1/31/99                                            $85,000,000

          Ending 1/31/00                                            $85,000,000

          Ending 1/31/01                                            $85,000,000

     2.   Actual Capital Expenditures paid or                       $___________
          incurred during fiscal year

 D.  SECTION 6.1(e).  Debt Ratio.

     1.   Maximum Debt Ratio
                           Through January 31, 1999                 6.75 to 1
                              After January 31, 1999                6.0 to 1
     2.   Actual Debt Ratio

          (a)  Total Debt

               (i)  Total Debt


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

                    (A)  All principal and interest    $ _________
                         owing under the Loan
                         Papers

                    (B)  All Indebtedness evidenced    $ _________
                         by a promissory note,
                         bond, debenture or
                         otherwise representing
                         borrowed money
                    (C)  All Capital Leases            $ _________

                    (D)  All Contingent Liabilities    $ _________
                         (excluding those arising
                         under leases with Arizona
                         Funding Corporation, Pet
                         Stores Funding
                         Corporation, Pet Stores
                         Trust 1995-1, Pet Stores
                         Trust 1996-1 and Pet
                         Stores Trust 1997-1)

                    (E)  Total Debt                                 $___________
                         [(A) + (B) + (C) + (D)]

          (b)  Lease expense pursuant to Operating     $ _________
               Leases (equal to the product of such
               lease expense for the four fiscal
               quarters immediately preceding the
               date of determination multiplied by
               eight)

          (c)  Cash and Cash Equivalents in excess     $ _________
               of $50,000,000

          (d)  EBITDA (from B.2.a. above)              $ _________

          (e)  Lease expense pursuant to Operating     $ _________
               Leases for the four fiscal quarters
               immediately preceding the date of
               determination

          (f)  Actual Debt Ratio                                    $___________
               [(a) + (b) - (c)/(d) + (e)]


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

 E.  SECTION 6.1(f).  Borrowing Base.

     (a)  Total Advances                               $ _________

     (b)  Total Reimbursement Obligations              $ _________

     (c)  Total Advances under Amended And Restated
          Credit Agreement dated April 18, 1997, as
          amended, among Arizona Funding
          Corporation and Administrative Lender and
          certain other lenders                        $ _________

     (d)  Total Advances (for availability)
          [(a) + (b) + (c)] may not exceed (j)         $ _________

     (e)  Cash and Cash Equivalents in excess of       $ _________
          $50,000,000

     (f)  Trade Receivables                            $ _________

     (g)  Inventory                                    $ _________

     (h)  Trade Payables                               $ _________

     (i)  Borrowing Base
          [(e) + (f)+(g) - (h)]                        $ _________

     (j)  Availability
          (i) x .50                                    $ _________

 F.  SECTION 6.2(i), 6.7(d) AND 6.7(e).  Other
     Indebtedness, Working Capital Advances to
     Veterinarians, and Loans and Guaranties of Officers to exercise stock options and pay minimum tax obligations

     1.   Maximum aggregate principal amount of                     $25,000,000
          other Indebtedness permitted

     2.   Actual principal amount of other                          $__________
          Indebtedness outstanding

          (a)  Indebtedness (including Contingent      $ _________
               Liabilities)

          (b)  Working Capital Advances to             $ _________
               Veterinarians

          (c)  Loans to, or guaranties of              $ _________
               obligations of, obligations of
               officers of the Company

          (d)  Actual Other Indebtedness                            $___________
               [(a) + (b) + (c)]

 G.  SECTION 6.2(j)

     (a)  Indebtedness of Foreign Subsidiaries

          (i)  Permitted                               $25,000,000

          (ii) Actual                                  $__________

 H.  SECTION 6.7(g) AND 6.8(b).  Investments in
     Foreign Subsidiaries which have not executed a Subsidiary Guaranty (excluding Investments in
     Foreign Subsidiaries shown on SCHEDULE IV) and
     Acquisitions of Foreign Subsidiaries which do not execute a Subsidiary Guaranty

     1.   Maximum Investments in, and Acquisitions                  $40,000,000
          of, Foreign Subsidiaries that have not
          executed Subsidiary Guaranties

     2.   Actual:

          (a)  Investments in Foreign Subsidiaries                  $___________
               that have not executed a Subsidiary
               Guaranty

          (b)  Acquisitions of Foreign Subsidiaries                 $___________
               that have not executed Subsidiary
               Guaranties

          (c)  [(a) + (b)]                                          $___________

 I.  SECTION 6.8(a).  Acquisitions and Capital
     Expenditures Permitted.

     1.   Maximum:  15% of Tangible Net Worth                       $___________

     2.   Actual:

          (a)  Acquisition Consideration (excluding                 $___________
               capital stock of Company but
               including costs associated with
               Pooling Acquisitions) during fiscal
               year

          (b)  Capital Expenditures related to                      $___________
               Acquisitions during fiscal year

          (c)  [(a) + (b)]                                          $___________


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

    3. COMPLIANCE CERTIFICATE. The undersigned hereby certifies to you as follows:

         (a) I am, and at all times mentioned herein have been, the duly elected qualified and acting chief financial officer of Company.

         (b) I have reviewed the provisions of the Credit Agreement and the other Loan Papers, and a review of the activities of Company during the period from __________, 19__ to _______________, 19__
              (the "Reporting Period") has been made under my supervision with a view toward determining whether, during the Reporting Period, Company has kept, observed, performed and fulfilled all its obligations under the Credit Agreement and such Loan Papers.

         (c) The representations and warranties made in the Loan Papers are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties which relate to a particular date, and no Default or Event of Default has occurred or is continuing or is imminent.

    This Quarterly Compliance Certificate is executed and delivered on the _______ day of _____________________, 19__


                                  PETsMART, INC.



                                  By:
                                       ----------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                             ----------------------------------


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